UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________

FORM 8-K/A

CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) September 7, 2017

ELITE GROUP, INC.

(Exact name of registrant as specified in its charter)

Nevada	333-197384	32-0415962
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4760 Preston Road #244-114 Frisco, Tx 75034

(Address of principal executive offices, including zip code)

(469) 777-3370

(Registrant’s telephone number, including area code)

Elite Books Inc.

 (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

࿶ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

࿶ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

࿶ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

࿶ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01            Changes in Registrant’s Certifying Accountant

On September 7, 2017, the Board of Directors of Elite Group Inc. (the “Company”) accepted the resignation of KLJ & Associates, LLP (“KLJ”) as the Company’s independent registered public accounting firm, effective as of such date. Effective as of September 13, 2017, the Board of Directors approved the engagement of MaloneBailey, LLP (“Malone”) as the Company’s new independent registered public accounting firm to audit the Company’s consolidated financial statements for the fiscal year ending March 31, 2018.

During the Company’s fiscal years ended March 31, 2016 and 2017, and the subsequent interim period through the date of resignation (September 7, 2017), there were no “disagreements,” as defined in Item 304(a)(1)(iv) of Regulation S-K, with KLJ on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of KLJ, would have caused it to make reference to the subject matter of the disagreements in connection with its report. None of the “reportable events” set forth in Item 304(a)(1)(v) of Regulation S-K occurred during the period in which KLJ served as the Company’s principal independent accountants. None of KLJ’s audit reports on the Company’s consolidated financial statements as of and for the fiscal years ended March 31, 2016 and 2017 contained an adverse opinion or a disclaimer of opinion and none were qualified or modified as to uncertainty, audit scope or accounting principles

In accordance with Item 304(a)(3) of Regulation S-K, the Company provided KLJ with a copy of this disclosure and requested that KLJ furnish it with a letter addressed to the U.S. Securities and Exchange Commission stating whether KLJ agrees with the above statements, and if not, stating the respects in which it does not agree. A copy of KLJ’s letter dated as of October 13, 2017, is filed as Exhibit 16.1 hereto

During the Company’s fiscal years ended March 31, 2016 and 2017, and the subsequent interim period through September 7, 2017, the Company has not consulted with Malone regarding: (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company's financial statements, and Malone did not provide either a written report or oral advice to the Company that was an important factor considered by the Company in reaching a decision as to any accounting, auditing, or financial reporting issue; or (ii) the subject of any “disagreement,” as defined in Item 304(a)(1)(iv) of Regulation S-K, or a “reportable event” within the meaning set forth in Item 304(a)(1)(v) of Regulation S-K.

Item 9.01  Financial Statements and Exhibits.

Exhibit No.	Description

16.1	Letter dated October 13, 2017 from KLJ & Associates, LLP

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: October 13, 2017	Elite Group, Inc.

	By:	/s/ Terrence Tecco
Terrence Tecco Chief Executive Officer